Exhibit 10.2

THIS ASSIGNMENT is made the 29 day of July 2017

(A)                                    REDX PHARMA PLC and REDX ONCOLOGY LIMITED (both in administration) c/o FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU, UK (together the “Assignor”);

(B)                                    LOXO ONCOLOGY, INC. a corporation whose offices are at 281 Tresser Boulevard, 9th Floor Stamford, CT 06901, USA (the “Assignee”); and

(C)                                    JASON BAKER and MILES NEEDHAM both of FRP Advisory LLP, 110 Cannon Street, London, EC4N 6EU, UK (together “Administrators”).

BACKGROUND:

(1)                                      On 24 May 2017, the Administrators were appointed as administrators of the Assignor.

(2)                                      The Assignor wishes to assign whatever right title and interest it has in the patent applications listed in Schedule 1, and of all PCT applications (including national stages thereof) and domestic patents, patent applications, including continuations, divisionals, continuations-in-part, patents issuing therefrom, including reissues, re-examinations, extensions (such as patent term extensions), supplementary protection certificates, certificates of invention, and the like that derive priority from, or claim the benefit of the filing date of, the patent applications listed in Schedule 1 (the “Patent Applications”) and of all new and useful inventions and improvements that are disclosed in the Patent Applications (the “Inventions”) to the Assignee.  The Patent Applications and the Inventions are collectively referred to as the “Patent Assets.”

IT IS AGREED:

1.                                      Assignor hereby assigns to Assignee, absolutely, its entire worldwide right, title, and interest in and to the Patent Assets, including the right to file and prosecute, in its own name wherever so permitted by law or in the name of Assignee wherever necessary, patent applications, including corresponding and continuations, divisionals, continuations-in-part, patents issuing therefrom, including reissues, re-examinations, extensions (such as patent term extensions), supplementary protection certificates, certificates of invention, and the like based on any of the Patent Assets, the right to claim priority to any of the Patent Applications pursuant to the International Convention for the Protection of Industrial Property, the Patent Cooperation Treaty, the European Patent Convention, and all other treaties of like purposes, the absolute entitlement to any patents granted pursuant to any of the Patent Applications or in respect of the Inventions, and the right to bring, make, oppose, defend, appeal proceedings, claims or actions and obtain relief (and to retain any damages recovered) in respect of any infringement, or any other cause of action arising from ownership, of any patents granted in relation to any of the Patent Assets, whether occurring before on or after the date of this Assignment.  Assignor acknowledges receipt of [***], and other good and valuable consideration, in consideration for this Assignment.

2.                                      Assignor shall, when requested by Assignee and at no cost to Assignor, (i) execute or cause to be executed all rightful oaths, assignments and all other papers necessary and proper to carry out the intent and purpose of this Assignment, (ii) execute all papers necessary in connection with the Patent Applications, and any continuing, divisional, reissue, reexamination or other corresponding application thereof or post-grant proceeding relating thereto and to execute any separate assignment in connection with any such application as Assignee may deem necessary or expedient; and (iii) perform all affirmative acts that may be necessary to obtain a grant of a valid patent to Assignee on any of the Inventions.  The Assignor hereby appoints the Assignee to be its attorney in his name and on its behalf to execute documents, use the

Assignor’s name and do all things which are necessary or desirable for the Assignee to obtain for itself or its nominee the full benefit of this Assignment in relation to the Patent Assets.  This power of attorney is irrevocable and is given by way of security to secure the performance of the Assignor’s obligations under this clause and the proprietary interest of the Assignee in the Patent Assets and so long as such obligations of the Assignor remain undischarged, or the Assignee has such interest, the power may not be revoked by the Assignor, save with the consent of the Assignee.

3.                                      Assignor hereby assigns to Assignee all of Assignor’s right, title, and interest in and to any claims, whether known or unknown, suspected or unsuspected, of any nature, including choses in action, that Assignor has or may have against any party for infringement of the Patent Applications, and acknowledges receipt of [***], and other good and valuable consideration, in consideration for this Assignment.

4.                                      This Assignment is binding upon and inures to the benefit of the successors and assigns of the parties.

5.                                      The Administrators are a party to this agreement in their own capacity solely for receiving and enforcing the obligations, undertakings and waivers on the part of the Assignee. The Administrators have entered into and signed this agreement as agent for and on behalf of the Assignor and the Administrators, their firm, employees and agents shall incur no personal liability whatsoever whether on their own part or in respect of any failure on the part of the Assignor to observe perform or comply with any such obligations hereunder or under or in relation to any associated arrangements or negotiations whether such liability would arise under the Insolvency Act 1986 or otherwise.  The Parties acknowledge that the liability under this Agreement of the Assignor and that of the Administrators shall constitute an expense of the administration (within the meaning of rule 3.51 of the Insolvency Rules 2016) and shall have the ranking conferred by paragraph 99(4) of Schedule B1 of the Insolvency Act 1986.  However, as to ranking, the Assignee agrees that any claim it may make in respect of any such liability will be subordinated to and will rank in order of priority below each of the expenses of the administration listed in Rule 3.51(2) of the Insolvency Rules 2016 and for sake of clarity the Assignor agrees that the Administrators can pay ahead of LOXO (and with no recourse from LOXO) all creditors of REDX that exist on the Effective Date and owe no duty to the Assignor to protect the value of the charged assets after their appointment ceases.

6.                                      The Assignee agrees that neither the Assignor nor the Administrators shall incur any liability to it by reason of any fault or defect in or in title or otherwise of any or all of the Patent Assets.

7.                                      This agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the law of England and Wales.

8.                                      Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this agreement or its subject matter or formation.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

[ASSIGNMENT CONTINUES ON SIGNATURE PAGE]

EXECUTED AND DELIVERED for and on behalf of REDX PHARMA PLC	/s/ Jason D. Baker
(in administration) by as its deed in the presence of

/s/ Charlotte Quince
Signature

Charlotte Quince
Print name

EXECUTED AND DELIVERED for and on behalf of REDX ONCOLOGY LIMITED (in administration)	/s/ Jason D. Baker
by as its deed in the presence of

/s/ Charlotte Quince
Signature

Charlotte Quince
Print name

EXECUTED AND DELIVERED for and on behalf of LOXO ONCOLOGY, INC.	/s/ Joshua H. Bilenker
by Joshua H. Bilenker as its deed in the presence of

/s/ Stephanie Bilenker
Signature

Stephanie Bilenker
Print name

EXECUTED AND DELIVERED for and on behalf of by one ADMINISTRATOR	/s/ Jason D. Baker
for and on behalf of both of them
by as its deed in the presence of

/s/ Charlotte Quince
Signature

Charlotte Quince
Print name

Schedule 1:  Patent Applications

Subject	Country	Application Number	Filing date	Status	Grant date	Expiry date*	Publication Number

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]		[***]
	[***]	[***]	[***]	[***]		[***]

[***]	[***]	[***]	[***]	[***]

Subject	Country	Application Number	Filing date	Status	Grant date	Expiry date*	Publication Number

	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]			[***]

* Expiry date does not take into account any potential extension or termination of term (e.g., patent term adjustment or the filing of terminal disclaimers)